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                                                                   EXHIBIT 10.63

                       FIRST AMENDMENT AND ALLONGE TO NOTE

       THIS FIRST AMENDMENT AND ALLONGE TO NOTE is entered into as of March 5, 2002 between the MIIX Group, Incorporated, a Delaware corporation ("Lender") and Patricia A. Costante ("Executive").

                                   BACKGROUND

       A. The Executive issued to Lender a Note dated as of March 1, 2000 (the "Note"), pursuant to which Lender has made a loan to the Executive in order to enable Executive to purchase shares of the Company's Common Stock.

       B. Pursuant to the Stock Loan Repayment Agreement dated as of the date hereof (the "Repayment Agreement"), Lender and Executive now desire to amend the Note in certain respects.

       C. Capitalized terms used but not defined herein shall have the meanings given to them in the Repayment Agreement.

       NOW, THEREFORE, Lender and Executive, each intending to be legally bound hereby, agree as follows:

       1.     AMENDMENT TO NOTE. The Note is hereby amended as follows:

              (a) The words "Stock Purchase and Loan Agreement dated as of the date hereof" in the first paragraph is deleted and replaced with "Stock Loan Repayment Agreement dated as of the date hereof." All references to the "Loan Agreement" thereafter shall be to the Stock Loan Repayment Agreement.

              (b) The second and third sentences of the fourth paragraph are deleted.

       2. REPRESENTATIONS AND WARRANTIES. Executive hereby represents, warrants and certifies as follows:

              (a) Executive has the full legal right to execute and deliver this First Amendment and this First Amendment constitutes the valid and legally binding obligation of Executive enforceable in accordance with its terms, except as enforcement of this First Amendment may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights and except as enforcement is subject to general equitable principles; and

              (b) all the representations and warranties made by Executive in the Note and the Repayment Agreement are true, complete and correct as of the date of this First Amendment as if such representations and warranties had been made by Executive on the date hereof; and

              (c) Executive has no defenses to her obligations or claims relative to the Note or the Repayment Agreement.

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       3.     RATIFICATION AND CONFIRMATION

              (a) Except as amended hereby, all of the terms and provisions of the Note and Repayment Agreement shall remain in full force and effect and, except as expressly amended hereby, are hereby ratified and confirmed. Executive hereby ratifies and confirms that the obligations of Executive under the Note as modified by this First Amendment are the valid and binding obligations of Executive payable to Lender in accordance with the terms and conditions of the Note as modified by this First Amendment.

       4.     MISCELLANEOUS.

              (a) All references to the "Note" in any documents and instruments executed by Executive in connection with the Note, shall be deemed to refer to the Note as the same has been amended through the date hereof.

              (b) Executive agrees to do such further acts and to execute and deliver such additional agreements, instruments and documents as may be reasonably required to carry out the purposes of this First Amendment.

              (c) This First Amendment may be executed in any number of counterparts and each such counterpart shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

              (d) This First Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to its conflicts of law provision.

              (e) This First Amendment shall be binding upon Executive and her heirs, executors, administrators, transferees and assigns and shall inure to the benefit of Lender and its successors and assigns.

       5. MISCELLANEOUS. Execution of this First Amendment shall not constitute an agreement by Lender to execute any other amendment, waiver or modification of the Note.

              IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be executed by their duly authorized officers on the date first above written.

Attest:                                    THE MIIX GROUP, INCORPORATED


By:                                        By:
   ---------------------------------          -------------------------------
     Name:                                     Name:
     Title:                                    Title:


                                           ----------------------------------
                                           Patricia A. Costante




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